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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : MARCH 3, 2003

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   76-0291058
        (STATE OF INCORPORATION                         (I.R.S. EMPLOYER
            OR ORGANIZATION)                          IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. STATEMENTS AND EXHIBITS

         (c) EXHIBITS:

                  Exhibit
                  Number            Description
                  ------            -----------
                  99.1              Presentation by TEPPCO Partners, L.P. (the
                                    "Partnership") in March 2003.

ITEM 9. REGULATION FD DISCLOSURE

         The Partnership is filing herewith certain data being presented at an investor conference in March 2003. This information, which is incorporated by reference into this Item 9 from Exhibit 99.1 hereof, is being filed solely for the purpose of complying with Regulation FD.

         The matters discussed herein include "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on certain assumptions and analyses made by the Partnership in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Partnership's expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by the Partnership, competitive actions by other pipeline companies, changes in laws or regulations, and other factors, many of which are beyond the control of the Partnership. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that actual results or developments anticipated by the Partnership will be realized or, even if substantially realized, that they will have the expected consequences to or effect on the Partnership or its business or operations.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEPPCO Partners, L.P.
                                        (Registrant)


                                        By: Texas Eastern Products Pipeline
                                            Company, LLC as General Partner


                                       /s/ CHARLES H. LEONARD
                                       -----------------------------------------
                                                  Charles H. Leonard
                                            Senior Vice President and Chief
                                                   Financial Officer


Date: March 3, 2003




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